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                                 April 3, 2007                  Prague
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                                                                Washington, D.C.
BY EDGAR
--------

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

         Re:      Form 4 (March 30, 2007) - Limited Brands, Inc.
                  ----------------------------------------------

Ladies and Gentlemen:

                  On behalf of Leslie H. Wexner and Abigail S. Wexner, we are transmitting for filing with the Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Rule 16a-3 thereunder, a Statement of Changes in Beneficial Ownership on Form 4 for March 30, 2007, with respect to beneficial ownership of equity securities of Limited Brands, Inc.

                                                     Very truly yours,

                                                     Howard B. Dicker

                                                     Howard B. Dicker


cc:      New York Stock Exchange, Inc. (enc. via EDGAR)
         Limited Brands, Inc.
           Attn: Corporate Secretary